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EXHIBIT 23.01

                            RWD TECHNOLOGIES, INC.
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Form S-8 Registration Statement File No. 333-36157.



Arthur Andersen LLP
/s/ Arthur Andersen LLP


Baltimore, Maryland
January 23, 1998

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